UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22610

THE HARTFORD ALTERNATIVE STRATEGIES FUND
(Exact name of registrant as specified in charter)

5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Edward P. Macdonald, Esquire

Hartford Funds Management Company, LLC

5 Radnor Corporate Center, Suite 300

100 Matsonford Road

Radnor, Pennsylvania 19087

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (610) 386-4068

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Hartford Alternative Strategies Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Alternative Strategies Fund inception 09/30/2011
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks to outperform the Consumer Price Index (CPI) over a full market cycle while maintaining a low correlation to the broad equity markets.

Performance Overview 10/31/11 – 10/31/14

The chart above represents the hypothetical growth of a $10,000 investment in Class Y.

Average Annual Total Returns (as of 10/31/14)

	1 Year	Since Inception▲
Alternative Strategies Y	-2.58%	1.60%
Bank of America Merrill Lynch USD 3-Month LIBOR Index	0.24%	0.35%

▲	Inception: 09/30/2011

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Bank of America Merrill Lynch USD 3-Month LIBOR Index represents the London interbank offered rate (LIBOR) with a constant 3-month average maturity. LIBOR is a composite of the rates of interest at which banks borrow from one another in the London market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of June 4, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

2

The Hartford Alternative Strategies Fund

Manager Discussion
October 31, 2014 (Unaudited)

Portfolio Managers
Richard A. Wurster, CFA, CMT	Stephen A. Gorman, CFA
Vice President and Asset Allocation Portfolio Manager	Vice President and Director of Tactical Asset Allocation

How did the Fund perform?

The Class Y shares of The Hartford Alternative Strategies Fund returned -2.58% for the twelve-month period ended October 31, 2014, underperforming the Fund’s benchmark, the Bank of America Merrill Lynch USD 3-Month LIBOR Index, which returned 0.24% for the same period.

Why did the Fund perform this way?

Global equities rose during the period, notwithstanding bouts of significant volatility. Despite ongoing geopolitical tensions in Ukraine and the Middle East, concerns about a Chinese economic growth slowdown, and unsettling economic and political developments in several other emerging market countries, the five-year-old bull market continued in the first half of 2014. Robust merger and acquisition activity, along with continued accommodative monetary policy from central banks around the globe, aided positive investor sentiment in May and June. However, Portuguese banking woes, European economic malaise, and the prospect of an accelerated U.S. Federal Reserve (Fed) interest-rate-hike timeline all contributed to stall the global stock rally near the tail end of the period. In addition, China's property slump and poor gross domestic product (GDP) readings in Japan and the eurozone raised the specter of a slowdown in global economic growth. Nevertheless, there were several positive developments, including monetary easing by the European Central Bank and the People's Bank of China, as well as an encouraging U.S. corporate earnings season During the period, emerging market equities underperformed their developed market counterparts and U.S. stocks generally outperformed non-U.S. stocks. Natural resource equities also struggled during the period driven primarily by weak performance from metals and mining related companies.

Fixed income markets gained throughout much of the period as expectations of prolonged easy monetary policy by major central banks and a supportive macroeconomic environment kept rates low and suppressed volatility. Early in the period emerging markets dominated headlines as economic and political developments sparked risk aversion across global markets, pushing bond prices higher and yields lower amid a flight to quality. Treasury Inflation Protected Securities (TIPS) returns were positive for the twelve months ended October 31, 2014, though TIPS returned less than nominal Treasuries of similar durations. The TIPS curve flattened during the period; consequently, longer dated maturities outperformed shorter maturities.

Commodities returned -5.94% during the period as represented by the Bloomberg Commodity Index Total Return. Industrial metals were the only one of the four commodity sectors to post positive returns. Agriculture and livestock, precious metals commodities, particularly silver and gold, and energy commodities, particularly heating and crude oil, posted negative returns during the period.

The Fund seeks to outperform the Consumer Price Index (CPI) over a full market cycle while maintaining a low correlation to the broad equity markets. The Fund can invest in different asset classes, including equities, fixed income, currencies, and commodities. Benchmark-relative underperformance during the period was driven primarily by tactical positions. During the period, opportunistic short exposures to the U.S. Consumer Discretionary sector, which were implemented via equity index futures, detracted from benchmark-relative returns as did opportunistic exposure to select emerging equity markets such as Mexico, South Africa, and Poland, also implemented via equity index futures. Short exposure to the Euro and Japanese yen relative to the U.S. Dollar as well as exposure to select currencies and emerging markets inflation linked bonds positively contributed to benchmark-relative performance during the period. Currency positions are implemented using currency forwards.

As described above, derivatives are integral to the management of the portfolio

What is the outlook?

Towards the end of the period, many world markets fell amid concerns over the strength of the global economic recovery. Technical conditions weakened globally, though long-term trends remained intact in many markets. As of the end of the period we continued to hold exposure consistent with our macro view and pro cyclical positioning through long equity positions primarily in Europe and Taiwan. The Fund ended the period with long exposure to the Indian rupee and South Korean won, which was offset by short exposure to the Japanese yen and the Euro relative to the U.S. Dollar.

We also continued to hold exposure to U.S. TIPS and emerging market inflation-linked bonds. In the U.S., real yields increased and inflation expectations declined during the period offering what we believe was a good opportunity to add to the exposure. We continue to believe that expectations are too low with our models estimating inflation around 2.5% for the upcoming year, above the current rates priced into the market.

3

The Hartford Alternative Strategies Fund
Manager Discussion – (continued)
October 31, 2014 (Unaudited)

Credit Exposure
as of October 31, 2014
Credit Rating *	Percentage of Net Assets
Aa/ AA	11.8%
A	7.6
Baa/ BBB	0.9
B	5.7
Caa/ CCC or Lower	0.8
Not Rated	1.0
Non-Debt Securities and Other Short-Term Instruments	64.0
Other Assets and Liabilities	8.2
Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund's holdings, as of the date noted, as provided by Standard and Poor's (S&P) or Moody's Investors Service (Moody's) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody's credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund's consideration of industry practice. If Moody's and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as "Not Rated." Ratings do not apply to the Fund itself or to the Fund's shares. Ratings may change.

Diversification by Security Type
as of October 31, 2014
Category	Percentage of Net Assets
Equity Securities
Common Stocks	11.3%
Exchange Traded Funds	9.0
Warrants	0.2
Total	20.5%
Fixed Income Securities
Corporate Bonds	1.8%
Foreign Government Obligations	14.3
U.S. Government Securities	11.7
Total	27.8%
Short-Term Investments	43.5
Purchased Options	0.0
Other Assets and Liabilities	8.2
Total	100.0%

4

The Hartford Alternative Strategies Fund

Schedule of Investments

October 31, 2014

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 1.8%
		Computer and Electronic Product Manufacturing - 1.0%
		SunEdison, Inc.
	$458	0.25%, 01/15/2020 ■β	$456
	300	2.00%, 10/01/2018 ■	446
	292	2.75%, 01/01/2021 ■	439
			1,341
		Petroleum and Coal Products Manufacturing - 0.8%
		Cobalt International Energy, Inc.
	1,425	3.13%, 05/15/2024 β	1,118

		Total Corporate Bonds
		(Cost $2,475)	$2,459

Foreign Government Obligations - 14.3%
		Brazil - 0.1%
		Brazil (Federative Republic of)
BRL	450	8.50%, 01/05/2024	$174

		Greece - 5.7%
		Greece (Republic of)
EUR	9,320	2.00%, 02/24/2023 - 02/24/2029 §	7,572
			7,572
		Mexico - 7.7%
		Mexico (United Mexican States)
MXN	115,807	4.50%, 11/22/2035 ◄	10,113

		South Africa - 0.8%
		South Africa (Republic of)
ZAR	8,810	5.50%, 12/07/2023 ◄	1,056

		Total Foreign Government Obligations
		(Cost $20,472)	$18,915

U.S. Government Securities - 11.7%
U.S. Treasury Securities - 11.7%
		U.S. Treasury Bonds - 11.7%
	$9,325	0.63%, 02/15/2043 ◄	$8,812
	5,150	1.38%, 02/15/2044 ◄	5,796
	575	2.38%, 01/15/2025 ◄╦	860
			15,468
		Total U.S. Government Securities
		(Cost $14,131)	$15,468

Common Stocks - 11.3%
		Banks - 3.7%
	898	Alpha Bank A.E. ●	$585
	29	BNP Paribas	1,830
	653	Eurobank Ergasias S.A. ●	227
	369	Piraeus Bank S.A. ●	537
	36	Societe Generale Class A	1,752
			4,931
		Capital Goods - 0.0%
	4	Ellaktor S.A. ●	12

		Commercial and Professional Services - 0.5%
	34	Heidrick & Struggles International, Inc.	708

		Consumer Durables and Apparel - 0.8%
	49	PanaHome Corp.	328
	52	Sekisui House Ltd.	644
			972
		Consumer Services - 0.0%
	3	Opap S.A.	31

		Diversified Financials - 0.6%
	75	Hellenic Exchanges - Athens Stock Exchange S.A.	506
	68	Uranium Participation Corp. ●	306
			812
		Energy - 4.0%
	6	Anadarko Petroleum Corp.	532
	5	Athlon Energy, Inc. ●	262
	28	EnCana Corp. ADR	520
	38	Japan Petroleum Exploration Co., Ltd.	1,244
	58	Motor Oil Hellas Corinth Refineries S.A.	423
	9	Noble Energy, Inc.	530
	8	Range Resources Corp.	527
	16	Southwestern Energy Co. ●	507
	23	Statoilhydro ASA ADR	526
	4	Tesoro Corp.	286
			5,357
		Real Estate - 1.4%
	169	Grivalia Properties REIC	1,828

		Utilities - 0.3%
	65	Tokyo Gas Co., Ltd.	375

		Total Common Stocks
		(Cost $16,208)	$15,026

Exchange Traded Funds - 9.0%
		Other Investment Pools and Funds - 9.0%
	9	First Trust ISE-Revere Natural Gas Index Fund	$138
	226	PowerShares DB Base Metals Fund ●	3,891
	248	PowerShares DB Commodity Index Tracking Fund ●	5,533
	39	SPDR S&P Oil & Gas Exploration & Production	2,356
			11,918

		Total Exchange Traded Funds
		(Cost $12,657)	$11,918

Warrants - 0.2%
		Banks - 0.2%
	207	Alpha Bank A.E.	$333

		Total Warrants
		(Cost $502)	$333

		Total Long-Term Investments Excluding Purchased Options
		(Cost $66,445)	$64,119

The accompanying notes are an integral part of these financial statements.

5

The Hartford Alternative Strategies Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Short-Term Investments - 43.5%
Repurchase Agreements - 43.5%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $165, collateralized by U.S. Treasury Note 1.50%, 2019, value of $168)
$165	0.08%, 10/31/2014		$165
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $2,809, collateralized by GNMA 1.63% - 7.00%, 2031 - 2054, value of $2,865)
2,809	0.09%, 10/31/2014		2,809
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $755, collateralized by U.S.
Treasury Bond 2.88% - 5.25%, 2029 - 2043,
U.S. Treasury Note 0.38% - 4.50%, 2015 -
	2022, value of $770)
755	0.08%, 10/31/2014		755
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $2,558, collateralized by FHLMC
2.00% - 5.50%, 2022 - 2034, FNMA 2.00% -
4.50%, 2024 - 2039, GNMA 3.00%, 2043,
U.S. Treasury Note 4.63%, 2017, value of
	$2,609)
2,558	0.10%, 10/31/2014		2,558
Barclays Capital TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$9,638, collateralized by U.S. Treasury Bond
4.50% - 6.25%, 2023 - 2036, U.S. Treasury
Note 1.63% - 2.13%, 2015 - 2019, value of
	$9,831)
9,638	0.08%, 10/31/2014		9,638
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
11/03/2014 in the amount of $11,078,
collateralized by U.S. Treasury Bill 0.02%,
2015, U.S. Treasury Bond 3.88% - 11.25%,
2015 - 2040, U.S. Treasury Note 2.00% -
	3.38%, 2019 - 2021, value of $11,300)
11,078	0.09%, 10/31/2014		11,078
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/03/2014 in the amount of $639, collateralized by U.S. Treasury Note 0.88%, 2017, value of $652)
639	0.13%, 10/31/2014		639
RBS Securities, Inc. TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $941, collateralized by U.S.
Treasury Bond 3.63% - 5.00%, 2037 - 2043,
U.S. Treasury Note 2.13%, 2020, value of
	$960)
941	0.07%, 10/31/2014		941
Societe Generale TriParty Repurchase
Agreement (maturing on 11/03/2014 in the
amount of $9,917, collateralized by U.S.
Treasury Bill 0.02%, 2015, U.S. Treasury
Bond 3.75% - 11.25%, 2015 - 2043, U.S.
Treasury Note 1.38% - 4.25%, 2015 - 2022,
	value of $10,115)
9,917	0.08%, 10/31/2014		9,917
TD Securities TriParty Repurchase Agreement
(maturing on 11/03/2014 in the amount of
$19,218, collateralized by FHLMC 3.00% -
4.00%, 2026 - 2044, FNMA 2.50% - 5.00%,
2025 - 2044, U.S. Treasury Bond 3.50% -
6.50%, 2026 - 2041, U.S. Treasury Note
1.75% - 2.88%, 2018 - 2019, value of
	$19,602)
19,218	0.10%, 10/31/2014		19,218
			57,718
	Total Short-Term Investments
	(Cost $57,718)		$57,718

	Total Investments Excluding Purchased Options
	(Cost $124,163)	91.8%	$121,837
	Total Purchased Options
	(Cost $29)	—%	—
	Total Investments
	(Cost $124,192) ▲	91.8%	$121,837
	Other Assets and Liabilities	8.2%	10,866
	Total Net Assets	100.0%	$132,703

The accompanying notes are an integral part of these financial statements.

6

The Hartford Alternative Strategies Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Trustees in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications "Other Investment Pools and Funds" and "Exchange Traded Funds," equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

▲	At October 31, 2014, the cost of securities for federal income tax purposes was $124,547 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,560
Unrealized Depreciation	(5,270)
Net Unrealized Depreciation	$(2,710)

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

●	Non-income producing.

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2014, the aggregate value of these securities was $1,341, which represents 1.0% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2014, the aggregate value of these securities was $7,572, which represents 5.7% of total net assets.

β	Convertible security.

╦	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

Cash  pledged and received as collateral in connection with derivatives at October 31, 2014:

	Pledged	Received
OTC option and/or OTC swap contracts	$300	$10
Futures contracts	4,968	–
Centrally cleared swaps contracts	164	–
Total	$5,432	$10

OTC Option Contracts Outstanding at October 31, 2014

Description	Counter - party	Risk Exposure Category	Exercise Price/ FX Rate/ Rate	Expiration Date		Number of Contracts *	Market Value ╪	Premiums Paid by Fund	Unrealized Appreciation (Depreciation)
Purchased Option contracts:
Calls
GBP Call/USD Put	BCLY	FX	1.66 USD per GBP	11/17/14	GBP	4,148,540	$–	$29	$(29)

*  The number of contracts does not omit 000's.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Alternative Strategies Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Futures Contracts Outstanding at October 31, 2014

	Number of	Expiration	Notional	Market	Unrealized Appreciation/(Depreciation)		Variation Margin
Description	Contracts*	Date	Amount	Value ╪	Asset	Liability	Asset	Liability
Long position contracts:
Australian 10-Year Bond Future	16	12/15/2014	$1,730	$1,729	$–	$(1)	$7	$–
Euro STOXX 50 Future	700	12/19/2014	27,653	27,202	–	(451)	675	–
FTSE/MIB Index Future	5	12/19/2014	642	617	–	(25)	22	(3)
German Stock Exchange Future	1	12/19/2014	277	292	15	–	6	–
IBEX 35 Index Future	6	11/21/2014	753	784	31	–	16	–
MSCI Taiwan Stock Index Future	246	11/27/2014	8,093	8,214	121	–	121	–
S&P 500 (E-Mini) Future	149	12/19/2014	14,512	14,985	473	–	172	(1)
SGX FTSE China A50 Index Future	108	11/27/2014	761	806	45	–	25	–
U.S. Treasury 10-Year Note Future	55	12/19/2014	7,003	6,950	–	(53)	–	(15)
Total					$685	$(530)	$1,044	$(19)
Short position contracts:
Australian SPI 200 Index Future	17	12/18/2014	$2,001	$2,064	$–	$(63)	$–	$(22)
CAC 40 10 EURO Future	31	11/21/2014	1,562	1,643	–	(81)	–	(35)
Canadian Government 10-Year Bond Future	5	12/18/2014	612	608	4	–	–	–
Euro-BUND Future	7	12/08/2014	1,315	1,324	–	(9)	–	–
FTSE/JSE Top 40 Future Index	115	12/18/2014	4,776	4,659	117	–	–	(111)
Japan 10-Year Bond Future	24	12/11/2014	31,125	31,308	–	(183)	–	–
Mexican Stock Exchange Index Future	140	12/19/2014	4,786	4,685	101	–	9	(57)
Russell 2000 Mini Index Future	58	12/19/2014	6,457	6,792	–	(335)	–	(100)
Stockholm Stock Exchange Future	8	11/21/2014	146	153	–	(7)	–	(2)
TDX ISE National-30 Index Future	35	12/31/2014	155	157	–	(2)	–	(2)
Total					$222	$(680)	$9	$(329)
Total futures contracts					$907	$(1,210)	$1,053	$(348)

* The number of contracts does not omit 000's.

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2014

	Clearing	Notional		(Pay)/ Receive Fixed	Expiration		Market	Unrealized Appreciation/ (Depreciation)		Variation Margin
Reference Entity	House (a)	Amount (b)		Rate	Date	Cost Basis	Value ╪	Asset	Liability	Asset	Liability
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.23	CME	USD	3,450	(5.00)%	12/20/19	$(202)	$(241)	$–	$(39)	$–	$(14)

(a)	The FCM to the contracts is MSC.
(b)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.

8

The Hartford Alternative Strategies Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

OTC Total Return Swap Contracts Outstanding at October 31, 2014

		Notional		Payments received	Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/(Depreciation)
Reference Entity	Counterparty	Amount		(paid) by Fund	Date	Paid	Received	Value ╪	Asset	Liability
Eurex Stoxx Bank	GSC	EUR	151	CAZ4	12/19/14	$–	$–	$(12)	$–	$(12)
Eurex Stoxx Bank	GSC	EUR	253	CAZ4	12/19/14	–	–	2	2	–
S&P 500 Consumer Discretionary Sector	DEUT	USD	5,684	1M LIBOR + 0.15%	04/30/15	–	–	(122)	–	(122)
S&P 500 Consumer Staples Sector	DEUT	USD	512	1M LIBOR + 0.05%	09/30/15	–	–	(19)	–	(19)
S&P 500 Homebuilders Select Industry	BOA	USD	7,686	1M LIBOR - 0.55%	08/31/15	–	–	(406)	–	(406)
S&P US Real Estate Select Industry TR	GSC	USD	8,210	1M LIBOR - 0.90%	01/30/15	1	–	(274)	–	(275)
WIG20 Index	GSC	PLN	13,595	KRZ4	12/19/14	–	–	68	68	–
Total						$1	$–	$(763)	$70	$(834)

Foreign Currency Contracts Outstanding at October 31, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
AUD	Buy	12/17/2014	BCLY	$84	$85	$1	$–
AUD	Buy	12/17/2014	BNP	644	644	–	–
AUD	Buy	12/17/2014	GSC	311	311	–	–
AUD	Buy	12/17/2014	JPM	1,310	1,293	–	(17)
AUD	Buy	12/17/2014	SSG	352	354	2	–
AUD	Buy	12/17/2014	WEST	1,005	1,017	12	–
AUD	Sell	12/17/2014	BOA	1,312	1,308	4	–
AUD	Sell	12/17/2014	CBA	673	665	8	–
AUD	Sell	12/17/2014	CSFB	1,315	1,323	–	(8)
AUD	Sell	12/17/2014	RBC	1,060	1,027	33	–
AUD	Sell	12/17/2014	RBS	2,255	2,185	70	–
BRL	Buy	11/04/2014	BOA	130	126	–	(4)
BRL	Buy	11/04/2014	UBS	179	178	–	(1)
BRL	Sell	11/04/2014	CBK	179	179	–	–
BRL	Sell	11/04/2014	SCB	128	126	2	–
BRL	Sell	12/02/2014	UBS	178	177	1	–
CAD	Buy	12/17/2014	CBA	1,351	1,315	–	(36)
CAD	Buy	12/17/2014	HSBC	341	332	–	(9)
CAD	Sell	12/17/2014	BOA	346	338	8	–
CAD	Sell	12/17/2014	DEUT	665	652	13	–
CAD	Sell	12/17/2014	GSC	327	324	3	–
CAD	Sell	12/17/2014	WEST	332	333	–	(1)
CHF	Buy	12/17/2014	HSBC	1,366	1,325	–	(41)
CHF	Sell	12/17/2014	BOA	1,355	1,325	30	–
CNH	Buy	12/17/2014	BCLY	2,050	2,046	–	(4)
CNH	Sell	12/17/2014	JPM	2,026	2,046	–	(20)
CNH	Sell	12/17/2014	MSC	982	981	1	–
EUR	Buy	12/17/2014	BCLY	342	338	–	(4)
EUR	Buy	12/17/2014	BOA	1,679	1,636	–	(43)
EUR	Buy	11/04/2014	CBK	5	5	–	–
EUR	Buy	12/17/2014	DEUT	1,026	993	–	(33)
EUR	Buy	12/17/2014	HSBC	1,160	1,136	–	(24)
EUR	Buy	12/17/2014	SSG	331	328	–	(3)
EUR	Sell	12/17/2014	BCLY	1,273	1,263	10	–
EUR	Sell	12/17/2014	BNP	326	321	5	–
EUR	Sell	12/17/2014	CBK	469	467	2	–
EUR	Sell	12/17/2014	DEUT	20,663	20,005	658	–
EUR	Sell	12/17/2014	HSBC	1,362	1,321	41	–
EUR	Sell	12/17/2014	JPM	1,204	1,186	18	–
EUR	Sell	12/17/2014	MSC	2,582	2,550	32	–
GBP	Buy	12/17/2014	BCLY	669	659	–	(10)

The accompanying notes are an integral part of these financial statements.

9

The Hartford Alternative Strategies Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Foreign Currency Contracts Outstanding at October 31, 2014 - (continued)

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
GBP	Buy	12/17/2014	BNP	$323	$320	$–	$(3)
GBP	Buy	12/17/2014	BOA	676	665	–	(11)
GBP	Buy	12/17/2014	SSG	338	336	–	(2)
GBP	Sell	12/17/2014	BCLY	325	323	2	–
GBP	Sell	12/17/2014	BOA	328	328	–	–
GBP	Sell	12/17/2014	CBA	678	665	13	–
GBP	Sell	12/17/2014	GSC	336	333	3	–
GBP	Sell	12/17/2014	RBS	669	659	10	–
GBP	Sell	12/17/2014	RBS	170	171	–	(1)
IDR	Buy	12/17/2014	MSC	327	326	–	(1)
INR	Buy	12/17/2014	CBK	8,346	8,302	–	(44)
INR	Buy	12/17/2014	DEUT	172	172	–	–
INR	Buy	12/17/2014	MSC	481	479	–	(2)
INR	Sell	12/17/2014	CBK	161	160	1	–
INR	Sell	12/17/2014	DEUT	493	491	2	–
INR	Sell	12/17/2014	JPM	3,842	3,846	–	(4)
JPY	Buy	12/17/2014	BNP	333	316	–	(17)
JPY	Buy	12/17/2014	HSBC	321	310	–	(11)
JPY	Buy	12/17/2014	JPM	3,696	3,530	–	(166)
JPY	Buy	12/17/2014	SSG	339	329	–	(10)
JPY	Buy	12/17/2014	UBS	319	307	–	(12)
JPY	Sell	12/17/2014	BCLY	317	304	13	–
JPY	Sell	12/17/2014	BOA	363	343	20	–
JPY	Sell	12/17/2014	CBK	1,321	1,272	49	–
JPY	Sell	12/17/2014	HSBC	1,369	1,303	66	–
JPY	Sell	12/17/2014	JPM	11,983	11,375	608	–
JPY	Sell	12/17/2014	MSC	292	291	1	–
JPY	Sell	12/17/2014	SSG	329	313	16	–
KRW	Buy	12/17/2014	BOA	332	329	–	(3)
KRW	Sell	12/17/2014	MSC	170	171	–	(1)
KRW	Sell	12/17/2014	UBS	674	654	20	–
MXN	Buy	12/17/2014	UBS	160	161	1	–
MXN	Sell	12/17/2014	BCLY	162	162	–	–
MXN	Sell	12/17/2014	BOA	1,316	1,325	–	(9)
MXN	Sell	12/17/2014	JPM	9,968	9,798	170	–
NOK	Buy	12/17/2014	BCLY	703	665	–	(38)
NOK	Buy	12/17/2014	BOA	642	622	–	(20)
NOK	Buy	12/17/2014	GSC	1,677	1,591	–	(86)
NOK	Buy	12/17/2014	HSBC	651	611	–	(40)
NOK	Sell	12/17/2014	BCLY	1,004	964	40	–
NOK	Sell	12/17/2014	RBS	957	933	24	–
NOK	Sell	12/17/2014	SCB	672	653	19	–
NOK	Sell	12/17/2014	SSG	963	940	23	–
NZD	Buy	12/17/2014	BCLY	1,000	966	–	(34)
NZD	Buy	12/17/2014	BOA	354	348	–	(6)
NZD	Buy	12/17/2014	CBA	665	636	–	(29)
NZD	Buy	12/17/2014	MSC	325	325	–	–
NZD	Buy	12/17/2014	SCB	333	327	–	(6)
NZD	Sell	12/17/2014	GSC	1,342	1,293	49	–
NZD	Sell	12/17/2014	JPM	341	337	4	–
NZD	Sell	12/17/2014	RBS	327	320	7	–
NZD	Sell	12/17/2014	SSG	336	326	10	–
NZD	Sell	12/17/2014	UBS	327	326	1	–
PLN	Buy	12/17/2014	BNP	175	170	–	(5)
SEK	Buy	12/17/2014	BCLY	327	320	–	(7)
SEK	Buy	12/17/2014	BOA	329	327	–	(2)
SEK	Buy	12/17/2014	GSC	337	328	–	(9)
SEK	Buy	12/17/2014	JPM	670	645	–	(25)
SEK	Sell	12/17/2014	BCLY	669	645	24	–

The accompanying notes are an integral part of these financial statements.

10

The Hartford Alternative Strategies Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Foreign Currency Contracts Outstanding at October 31, 2014 - (continued)

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
SEK	Sell	12/17/2014	RBS	$318	$312	$6	$–
SEK	Sell	12/17/2014	SCB	345	335	10	–
SGD	Buy	12/17/2014	BCLY	363	359	–	(4)
SGD	Buy	12/17/2014	RBS	322	319	–	(3)
SGD	Buy	12/17/2014	SCB	340	337	–	(3)
SGD	Buy	12/17/2014	SSG	659	655	–	(4)
SGD	Sell	12/17/2014	HSBC	336	332	4	–
SGD	Sell	12/17/2014	JPM	337	332	5	–
SGD	Sell	12/17/2014	RBC	344	338	6	–
SGD	Sell	12/17/2014	UBS	678	667	11	–
TWD	Buy	12/17/2014	UBS	2,575	2,569	–	(6)
TWD	Sell	12/17/2014	CBK	10,723	10,561	162	–
ZAR	Buy	12/17/2014	BOA	146	145	–	(1)
ZAR	Buy	12/17/2014	SSG	172	172	–	–
ZAR	Sell	12/17/2014	BOA	1,309	1,302	7	–
ZAR	Sell	12/17/2014	RBS	4,183	4,192	–	(9)
Total						$2,361	$(892)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Alternative Strategies Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CME	Chicago Mercantile Exchange
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
FCM	Futures Commission Merchant
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Yuan Renminbi - Hong Kong
EUR	EURO
GBP	British Pound
IDR	Indonesian New Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican New Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish New Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand

Index Abbreviations:
CAC	Cotation Assistee en Continu
CAZ4	EURO STOXX Banks Index Future
CDX.NA.HY	Credit Derivatives North American High Yield
FTSE	Financial Times and Stock Exchange
IBEX	Spanish Stock Index
ISE	International Security Exchange
JSE	Johannesburg Stock Exhange
KRZ4	WIG20 Index Future
MIB	Milano Italia Borsa
MSCI	Morgan Stanley Capital International
S&P	Standard & Poors
SGX	Singapore Exchange
TDX	db-X In-Target Date Fund
WIG20	Capitilization-weighted stock market index of the 20 largest companies on the Warsaw Stock Exchange

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FX	Foreign Exchange
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
OTC	Over-the-Counter
REIC	Real Estate Investment Company
REIT	Real Estate Investment Trust
SPDR	Standard & Poor's Depositary Receipt

The accompanying notes are an integral part of these financial statements.

12

The Hartford Alternative Strategies Fund

Schedule of Investments – (continued)

October 31, 2014

(000’s Omitted)

Investment Valuation Hierarchy Level Summary

October 31, 2014

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Banks	$4,931	$–	$4,931	$–
Capital Goods	12	–	12	–
Commercial and Professional Services	708	708	–	–
Consumer Durables and Apparel	972	–	972	–
Consumer Services	31	–	31	–
Diversified Financials	812	306	506	–
Energy	5,357	3,690	1,667	–
Real Estate	1,828	–	1,828	–
Utilities	375	–	375	–
Total	15,026	4,704	10,322	–
Corporate Bonds	2,459	–	2,459	–
Exchange Traded Funds	11,918	11,918	–	–
Foreign Government Obligations	18,915	–	18,915	–
U.S. Government Securities	15,468	5,796	9,672	–
Warrants	333	333	–	–
Short-Term Investments	57,718	–	57,718	–
Purchased Options	–	–	–	–
Total	$121,837	$22,751	$99,086	$–
Foreign Currency Contracts*	$2,361	$–	$2,361	$–
Futures*	907	907	–	–
Swaps - Total Return*	70	–	70	–
Total	$3,338	$907	$2,431	$–
Liabilities:
Foreign Currency Contracts*	$892	$–	$892	$–
Futures*	1,210	1,210	–	–
Swaps - Credit Default*	39	–	39	–
Swaps - Total Return*	834	–	834	–
Total	$2,975	$1,210	$1,765	$–

♦	For the year ended October 31, 2014, investments valued at $178,101 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

13

The Hartford Alternative Strategies Fund

Statement of Assets and Liabilities

October 31, 2014

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $66,474)	$64,119
Investments in repurchase agreements, at market value (cost $57,718)	57,718
Cash	9,094 *
Unrealized appreciation on foreign currency contracts	2,361
Unrealized appreciation on OTC swap contracts	70
Receivables:
Fund shares sold	146
Dividends and interest	464
Variation margin on financial derivative instruments	1,053
OTC swap premiums paid	1
Total assets	135,026
Liabilities:
Unrealized depreciation on foreign currency contracts	892
Unrealized depreciation on OTC swap contracts	834
Bank overdraft — foreign cash	184
Payables:
Fund shares redeemed	2
Investment management fees	15
Collateral received from broker	10
Variation margin on financial derivative instruments	362
Accrued expenses	24
Total liabilities	2,323
Net assets	$132,703
Summary of Net Assets:
Capital stock and paid-in-capital	$137,818
Distributions in excess of net investment income	(3,722)
Accumulated net realized gain	611
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(2,004)
Net assets	$132,703

Class Y: Net asset value per share	$9.72
Shares outstanding	13,655
Net assets	$132,703

* Cash of $5,432 was pledged as collateral for open financial derivative instruments at October 31, 2014.

The accompanying notes are an integral part of these financial statements.

14

The Hartford Alternative Strategies Fund

Statement of Operations

For the Year Ended October 31, 2014

(000’s Omitted)

Investment Income:
Dividends	$238
Interest	2,203
Less: Foreign tax withheld	(14)
Total investment income	2,427

Expenses:
Investment management fees	1,317
Transfer agent fees
Class Y	4
Custodian fees	25
Accounting services fees	44
Board of Trustees' fees	8
Audit fees	20
Other expenses	18
Total expenses (before waivers and fees paid indirectly)	1,436
Expense waivers	(13)
Commission recapture	(1)
Total waivers and fees paid indirectly	(14)
Total expenses, net	1,422
Net Investment Income	1,005
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized loss on investments	(3,278)
Net realized loss on purchased option contracts	(780)
Net realized gain on futures contracts	414
Net realized loss on written option contracts	(219)
Net realized loss on swap contracts	(3,661)
Net realized gain on foreign currency contracts	1,967
Net realized gain on other foreign currency transactions	142
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(5,415)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(4,012)
Net unrealized depreciation of purchased option contracts	(29)
Net unrealized appreciation of futures contracts	2,815
Net unrealized depreciation of written option contracts	(23)
Net unrealized appreciation of swap contracts	1,594
Net unrealized appreciation of foreign currency contracts	2,994
Net unrealized depreciation of translation of other assets and liabilities in foreign currencies	(15)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	3,324
Net Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(2,091)
Net Decrease in Net Assets Resulting from Operations	$(1,086)

The accompanying notes are an integral part of these financial statements.

15

The Hartford Alternative Strategies Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Operations:
Net investment income	$1,005	$536
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(5,415)	2,405
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	3,324	(8,680)
Net Decrease in Net Assets Resulting from Operations	(1,086)	(5,739)
Distributions to Shareholders:
From net investment income
Class Y	(352)	(3,922)
Total from net investment income	(352)	(3,922)
From net realized gain on investments
Class Y	(1,244)	(10,286)
Total from net realized gain on investments	(1,244)	(10,286)
Total distributions	(1,596)	(14,208)
Capital Share Transactions:
Class Y	(251,115)	143,089
Net increase (decrease) from capital share transactions	(251,115)	143,089
Net Increase (Decrease) in Net Assets	(253,797)	123,142
Net Assets:
Beginning of period	386,500	263,358
End of period	$132,703	$386,500
Undistributed (distributions in excess of) net investment income	$(3,722)	$1,104

The accompanying notes are an integral part of these financial statements.

16

The Hartford Alternative Strategies Fund

Notes to Financial Statements

October 31, 2014

(000’s Omitted)

Organization:

The Hartford Alternative Strategies Fund (“Fund”) is a Delaware statutory trust and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). However, beneficial interests in the Fund are not registered under the Securities Act of 1933, as amended (“1933 Act”), because such interests are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the 1933 Act. Investments in the Fund may only be made by “accredited investors” within the meaning of Regulation D under the 1933 Act. The Fund is authorized to issue an unlimited number of shares with a par value of $0.001 each. The Fund is a diversified open-end management investment company. The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

Class Y shares of the Fund, which are offered only for investment by other Hartford Funds and/or by 529 Plan investment funds, are sold without a sales charge.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The per share net asset value ("NAV") of  the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Trustees in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by the Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by the Fund's Board of Trustees. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market

17

The Hartford Alternative Strategies Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

color, cash flow models and the investment’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days, which approximates fair value.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of over-the-counter ("OTC") options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund's Board of Trustees.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable

18

The Hartford Alternative Strategies Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Trustees of the Fund generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund's Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Fund's Board of Trustees. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Trustees then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

19

The Hartford Alternative Strategies Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined by dividing the Fund’s net assets by the number of shares outstanding.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Fund's Board of Trustees based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Net investment income, dividends and distributions from net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of October 31, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Fund's Board of Trustees. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of October 31, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such

20

The Hartford Alternative Strategies Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund had no when-issued or delayed-delivery investments as of October 31, 2014.

Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity. The Fund, as shown on the Schedule of Investments, had inflation indexed bonds as of October 31, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of October 31, 2014.

Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2014.

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Options contracts are either privately negotiated in the over-the-counter market ("OTC options") or executed in a registered exchange ("exchange traded options"). The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment

21

The Hartford Alternative Strategies Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

The Fund, as shown on the Schedule of Investments, had outstanding purchased option contracts as of October 31, 2014. The Fund had no outstanding written option contracts as of October 31, 2014. Transactions involving written option contracts during the year ended October 31, 2014, are summarized below:

Options Contract Activity During the Year Ended October 31, 2014:
Call Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the period	8,400,000	$172
Written	4,470	255
Expired	(2,191)	(93)
Closed	(8,402,279)	(334)
Exercised	—	—
End of period	—	$—

Put Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	31,455	302
Expired	(2,635)	(119)
Closed	(28,820)	(183)
Exercised	—	—
End of period	—	$—
* The number of contracts does not omit 000's.

Swap Contracts – The Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared in a central clearing house (“centrally cleared swaps”). The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Fund's Board of Trustees. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are reflected as

22

The Hartford Alternative Strategies Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

The Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. The Fund is still exposed to the counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swap contracts as of October 31, 2014.

23

The Hartford Alternative Strategies Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the  Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund had no outstanding interest rate swap contracts as of October 31, 2014.

Total Return Swap Contracts – The Fund may invest in total return swap contracts. An investment in a total return swap allows the Fund to gain or mitigate exposure to underlying referenced securities, indices or commodities. Total return swap contracts involve commitments where cash flows are exchanged based on the price of underlying securities, indices or commodities and based on a fixed or variable rate. One party would receive payments based on the price appreciation or depreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying to or receiving from the counterparty seller an agreed-upon rate, which can be fixed or variable. A variable rate may be correlated to a base rate, such as the LIBOR, and is adjusted each reset period, which are defined at the beginning of the contract. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund, as shown on the Schedule of Investments, had outstanding total return swap contracts as of October 31, 2014.

24

The Hartford Alternative Strategies Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased option contracts), market value	$—	$—	$—	$—	$—	$—	$—
Unrealized appreciation on foreign currency contracts	—	2,361	—	—	—	—	2,361
Unrealized appreciation on OTC swap contracts	—	—	—	70	—	—	70
Variation margin receivable *	7	—	—	1,046	—	—	1,053
Total	$7	$2,361	$—	$1,116	$—	$—	$3,484

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$892	$—	$—	$—	$—	$892
Unrealized depreciation on OTC swap contracts	—	—	—	834	—	—	834
Variation margin payable *	15	—	14	333	—	—	362
Total	$15	$892	$14	$1,167	$—	$—	$2,088

* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures net cumulative depreciation of $(303) and open centrally cleared swaps net cumulative depreciation of $(39) as reported in the Schedule of Investments.

The ratio of futures market value to net assets at October 31, 2014 was 46.54%, compared to the twelve-month average ratio of 57.94% during the year ended October 31, 2014. The ratio of foreign currency contracts market value to net assets at October 31, 2014 was 42.79%, compared to the twelve-month average ratio of 50.06% during the year ended October 31, 2014. The volume of other derivatives that are presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on purchased option contracts	$(174)	$(54)	$—	$(552)	$—	$—	$(780)
Net realized gain (loss) on futures contracts	(2,807)	—	—	3,216	5	—	414
Net realized gain (loss) on written option contracts	22	(150)	—	(91)	—	—	(219)
Net realized gain (loss) on swap contracts	(180)	—	379	(3,860)	—	—	(3,661)
Net realized gain on foreign currency contracts	—	1,967	—	—	—	—	1,967
Total	$(3,139)	$1,763	$379	$(1,287)	$5	$—	$(2,279)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of purchased option contracts	$—	$(29)	$—	$—	$—	$—	$(29)
Net change in unrealized appreciation (depreciation) of futures contracts	4,366	—	—	(1,551)	—	—	2,815
Net change in unrealized depreciation of written option contracts	—	(23)	—	—	—	—	(23)
Net change in unrealized appreciation (depreciation) of swap contracts	1,136	—	(386)	844	—	—	1,594
Net change in unrealized appreciation of foreign currency contracts	—	2,994	—	—	—	—	2,994
Total	$5,502	$2,942	$(386)	$(707)	$—	$—	$7,351

25

The Hartford Alternative Strategies Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

Balance Sheet Offsetting Information - The following discloses both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the FCM's custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in the bankruptcy proceedings of a counterparty.

Offsetting of Financial Assets and Derivative Assets as of October 31, 2014:

	Gross Amounts* of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received	Cash Collateral Received		Net Amount (not less than $0)
Description
OTC purchased option and OTC swap contracts at market value	$70	$(70)	$—	$—	†	$—
Futures contracts - variation margin receivable	1,053	(348)	—	—		705
Unrealized appreciation on foreign currency contracts	2,361	(725)	—	—		1,636
Total subject to a master netting or similar arrangement	$3,484	$(1,143)	$—	$—		$2,341

* Gross amounts are presented here as there are no amounts that are netted within the Statement of Assets and Liabilities.

† An additional $10 of cash collateral was received by the Fund related to derivative liabilities.

Offsetting of Financial Liabilities and Derivative Liabilities as of October 31, 2014:

	Gross Amounts* of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount (not less than $0)
Description
OTC swap contracts at market value	$833	$(70)	$—	$(300)	$463
Futures contracts - variation margin payable	348	(348)	—	(4,968)	—
Swaps contracts - variation margin payable	14	—	—	(164)	—
Unrealized depreciation on foreign currency contracts	892	(725)	—	—	167
Total subject to a master netting or similar arrangement	$2,087	$(1,143)	$—	$(5,432)	$630

* Gross amounts are presented here as there are no amounts that are netted within the Statement of Assets and Liabilities.

Certain derivatives held by the Fund, as of October 31, 2014, are not subject to a master netting arrangement and are excluded from the table above.

Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer

26

The Hartford Alternative Strategies Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Ordinary Income	$352	$14,031
Long-Term Capital Gains ‡	1,244	177

‡ The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

27

The Hartford Alternative Strategies Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

As of October 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Long-Term Capital Gain	$802
Accumulated Capital and Other Losses	(3,367)
Unrealized Depreciation*	(3,411)
Total Accumulated Deficit	$(5,976)

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$(5,479)
Accumulated Net Realized Gain (Loss)	5,479

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2014.

As of October 31, 2014, the Fund elected to defer the following Late-Year Ordinary Losses:

Amount
Ordinary Income	$3,367

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Fund. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for

28

The Hartford Alternative Strategies Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.600%
On next $500 million	0.550%
On next $2 billion	0.500%
On next $2 billion	0.490%
On next $5 billion	0.480%
Over $10 billion	0.470%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.015%
Over $10 billion	0.010%

Operating Expenses – As of October 31, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class Y
0.65%

Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund's expenses. For the year ended October 31, 2014, this amount, if any, is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2014
Class Y	0.65%

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement

29

The Hartford Alternative Strategies Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

of Operations. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. These fees are accrued daily and paid monthly.

Affiliate Holdings:

As of October 31, 2014, the Fund's shares were owned in aggregate by affiliated fund of funds. Therefore, the Fund may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	25%

Investment Transactions:

For the year ended October 31, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$98,415	$18,463	$116,878
Sales Proceeds	168,787	246,078	414,865

Capital Share Transactions:

The following information is for the year ended October 31, 2014, and the year ended October 31, 2013:

	For the Year Ended October 31, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class Y
Shares	4,262	162	(29,278)	(24,854)	16,561	1,381	(3,925)	14,017
Amount	$42,577	$1,596	$(295,288)	$(251,115)	$168,893	$14,208	$(40,012)	$143,089
Total
Shares	4,262	162	(29,278)	(24,854)	16,561	1,381	(3,925)	14,017
Amount	$42,577	$1,596	$(295,288)	$(251,115)	$168,893	$14,208	$(40,012)	$143,089

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to

30

The Hartford Alternative Strategies Fund

Notes to Financial Statements – (continued)

October 31, 2014

(000’s Omitted)

dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Fund's organizational documents, the Fund shall indemnify its officers and trustees to the fullest extent permitted by law. In addition, the Fund may enter into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Event:

Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Fund.

31

The Hartford Alternative Strategies Fund

Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income (Loss) to Average Net Assets

For the Year Ended October 31, 2014
Y	$10.04	$0.05	$(0.31)	$(0.26)	$(0.01)	$(0.05)	$(0.06)	$9.72	(2.58)%		$132,703	0.66%		0.65%		0.46%

For the Year Ended October 31, 2013
Y	$10.75	$0.02	$(0.14)	$(0.12)	$(0.16)	$(0.43)	$(0.59)	$10.04	(1.24)%		$386,500	0.65%		0.65%		0.16%

For the Year Ended October 31, 2012 (D)
Y	$10.96	$0.16	$(0.21)	$(0.05)	$(0.13)	$(0.03)	$(0.16)	$10.75	(0.41)%		$263,358	0.66%		0.65%		1.43%

From September 30, 2011 (commencement of operations), through October 31, 2011 (D)
Y(E)	$10.00	$0.02	$0.94	$0.96	$–	$–	$–	$10.96	9.60	%(F)	$260,580	0.65	%(G)	0.65	%(G)	2.11	%(G)

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(E)	Commenced operations on September 30, 2011.
(F)	Not annualized.
(G)	Annualized.

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2014	95%
For the Year Ended October 31, 2013	149
For the Year Ended October 31, 2012	178
From September 30, 2011 (commencement of operations) through October 31, 2011	5(A)

(A) Not annualized.

32

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders of

The Hartford Alternative Strategies Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Alternative Strategies Fund (the Fund) as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Alternative Strategies Fund at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

December 18, 2014

33

The Hartford Alternative Strategies Fund

Trustees and Officers (Unaudited)

The Board of Trustees of the Fund (the "Trustees") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Each Trustee serves until his or her death, resignation, retirement, removal, incapacity, or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Trustees and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. ("The Hartford") are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Fund's Trustees, as noted in the chart below, are “interested” persons of the Fund. Each Trustee serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2014, collectively consist of 66 funds. Correspondence may be sent to Directors/Trustees and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Trustee and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to the Fund, principal occupation, and, for Trustees, other directorships held. The Fund’s Statement of Additional Information contains further information on the Trustees and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the trustees of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Trustees who are employed by The Hartford.

Non-Interested Trustees

Hilary E. Ackermann (1956) Trustee since September 23, 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Trustee since 2011

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Trustee since 2011, Chairman of the Fund since 2011

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Trustee since 2011

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Trustee since 2011

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

34

The Hartford Alternative Strategies Fund

Trustees and Officers (Unaudited) – (continued)

William P. Johnston (1944) Trustee since 2011

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Trustee since 2011

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Trustee since 2011

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Trustees and Officers

James E. Davey (1964) Trustee since 2012, President and Chief Executive Officer since 2011

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith* (1939) Trustee since 2011

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

* Mr. Smith resigned as a Director of MF, MF2, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. and as a Trustee of The Hartford Alternative Strategies Fund effective September 17, 2014.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

35

The Hartford Alternative Strategies Fund

Trustees and Officers (Unaudited) – (continued)

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2011

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2011

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Martin A. Swanson** (1962) Vice President since 2011

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

** Mr. Swanson resigned as an officer effective November 6, 2014.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

36

The Hartford Alternative Strategies Fund

Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2014, there is no further federal tax information required for this Fund.

37

The Hartford Alternative Strategies Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 30, 2014 through October 31, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses paid during the period April 30, 2014 through October 31, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class Y	$1,000.00	$962.40	$3.22	$1,000.00	$1,021.93	$3.31	0.65%	184	365

38

The Hartford Alternative Strategies Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees, including a majority of those trustees who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Trustees”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 5-6, 2014, the Board of Trustees (the “Board”) of The Hartford Alternative Strategies Fund (the “Fund”), including each of the Independent Trustees, unanimously voted to approve the continuation of the investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 5-6, 2014 meeting, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Trustees and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 17-18, 2014 and August 5-6, 2014. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, and the services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 17-18, 2014 and August 5-6, 2014 concerning the Agreements.

The Independent Trustees, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Trustees also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that, under the Agreements, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, and provides administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 66 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment

39

The Hartford Alternative Strategies Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Fund, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis. The Board considered that the Fund is not offered directly to the public. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations used by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant performed a full review of this process in light of the recent restructuring of the Hartford Funds business and reported that the approach to analyzing Fund profitability, including the use of common expense allocation methodologies, is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

40

The Hartford Alternative Strategies Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that the Fund’s contractual management fee, actual management fee and total expenses were in the 1st quintile of its expense group. The Board noted that the Fund has an automatically renewable contractual expense cap. The expense cap resulted in reimbursement of certain expenses incurred in 2013.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board noted that the Fund is offered only to other Hartford Mutual Funds and/or 529 Plan investment funds in private placement transactions that do not involve any public offering. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board noted that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer

41

The Hartford Alternative Strategies Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Trustees met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

42

The Hartford Alternative Strategies Fund

Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio managers' asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise), credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early).

Foreign Investment and Emerging Markets Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Commodities Risk: Investments in commodities may be more volatile than investments in traditional securities.

Structured Securities Risk: Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities, which may make them difficult to value and sell.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

Real Estate Related Securities Risk: The main risk of real estate related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values, including the general and local economies, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Further, the real estate industry is particularly sensitive to economic downturns. If the Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type.

43

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the code of ethics is filed herewith.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has designated Phillip O. Peterson as an Audit Committee Financial Expert. Mr. Peterson is considered by the Board to be an independent director.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

$16,325 for the fiscal year ended October 31, 2013; $16,953 for the fiscal year ended October 31, 2014.

(b)

Audit Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were:

$452 for the fiscal year ended October 31, 2013; $610 for the fiscal year ended October 31, 2014. Audit-related services principally in connection with Rule 17Ad-13 under the Securities and Exchange Act of 1934.

(c)

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

$4,465 for the fiscal year ended October 31, 2013; $4,721 for the fiscal year ended October 31, 2014. Tax-related services are principally in connection with, but not limited to, general tax services, excise tax and Passive Foreign Investment Company (PFIC) analysis.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

$0 for the fiscal year ended October 31, 2013; $0 for the fiscal year ended October 31, 2014.

(e)

(1) The Pre-Approval Policies and Procedures (the “Policy”) adopted by the Audit Committee of the Registrant (also, the “Fund”) sets forth the procedures pursuant to which services performed by the Independent Auditor for the Registrant may be pre-approved. The following are some main provisions from the Policy.

1.      The Audit Committee must pre-approve all audit services and non-audit services that the Independent Auditor provides to the Fund.

2.      The Audit Committee must pre-approve any engagement of the Independent Auditor to provide non-audit services to any Service Affiliate (which is defined to include any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund) during the period of the Independent Auditor’s engagement to provide audit services to the Fund, if the non-audit services to the Service Affiliate directly impact the Fund’s operations and financial reporting.

3.      The Audit Committee shall pre-approve certain non-audit services to the Fund and its Service Affiliates pursuant to procedures set forth in the Policy.

4.      The Audit Committee, from time to time, may designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, any non-audit services, whether to the Fund or to any Service Affiliate, that have not been pre-approved by the Audit Committee. In considering any requested non-audit services or proposed material change in such services, the Designated Member shall not authorize services which would exceed $50,000 in fees for such services. Any action by the Designated Member in approving a requested non-audit service shall be reported to the Audit Committee not later than at its next scheduled meeting.

5.      The Independent Auditor may not provide specified prohibited non-audit services set forth in the Policy to the Fund, the Fund’s investment adviser, the Service Affiliates or any other member of the investment company complex.

(e)	(2) One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee's Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the year ended October 31, 2014, were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

Non-Audit Fees: $3,479,757 for the fiscal year ended October 31, 2013; $1,422,085 for the fiscal year ended October 31, 2014.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD ALTERNATIVE STRATEGIES FUND

Date: December 16, 2014	By: /s/ James E. Davey
James E. Davey, President and
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: December 16, 2014	By: /s/ James E. Davey
James E. Davey, President and
Chief Executive Officer

Date: December 16, 2014	By: /s/ Mark A. Annoni
Mark A. Annoni, Vice President,
Treasurer and Controller